PDL BioPharma™

Oppenheimer Annual Healthcare Conference

November 2, 2010






Forward Looking Statements

This presentation contains forward-looking statements, including PDL's expectations with respect to its future royalty revenues, expenses, net income, and cash provided by operating activities.

Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following:

- The expected rate of growth in royalty-bearing product sales by PDL's existing licensees;
- The relative mix of royalty-bearing Genentech products manufactured and sold outside the U.S. versus manufactured or sold in the U.S.;
- The ability of our licensees to receive regulatory approvals to market and launch new royalty-bearing products and whether such products, if launched, will be commercially successful;
- Changes in any of the other assumptions on which PDL's projected royalty revenues are based;
- Changes in foreign currency rates;
- The outcome of pending litigation, interferences or disputes, including our current disputes with MedImmune related to Synagis and with Genentech related to ex-US sales of Genentech licensed products; and
- The failure of licensees to comply with existing license agreements, including any failure to pay royalties due.

Other factors that may cause PDL's actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are discussed in PDL's filings with the SEC, including the "Risk Factors" sections of its annual and quarterly reports filed with the SEC. Copies of PDL's filings with the SEC may be obtained at the "Investors" section of PDL's website at www.pdl.com. PDL expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in PDL's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement.

Key Information

- Company: PDL BioPharma
- Ticker: PDLI (NASDAQ)
- Location: Incline Village, Nevada
- Employees: Less than 10
- 2009 Revenues: $318 million
- 2009 Expenses: $21 million
- 2009 Dividends: $0.50/share, $0.50/share, $1.67/share
- 2010 Dividends: $0.50/share on April 1st [1] and $0.50/share on October 1st [2]
- Shares O/S[3]: ~139.7 million
- Avg. Daily Vol.: ~3 million shares

1. Record holders as of March 15th; 2. Record holders as of September 15th; 3. Not fully diluted

PDL BioPharma

Overview of PDL BioPharma

Company Overview

- PDL pioneered the humanization of monoclonal antibodies which enabled the discovery of a new generation of targeted treatments for cancer and immunologic diseases
- PDL's primary assets are its antibody humanization patents and royalty assets which consist of its Queen et al. patents and license agreements
- Licensees consist of large biotechnology and pharmaceutical companies including Roche/Genentech/ Novartis, Elan/BiogenIdec, Pfizer/Wyeth/J&J and Chugai

PDL BioPharma

Mission

- Manage patent portfolio
- Manage license agreements
- Optimize return for shareholders

PDL BioPharma

Antibody Humanization Technology



- Antibodies are naturally produced by humans to fight foreign substances, such as bacteria and viruses
- In the 1980's, scientists began creating antibodies in non-human immune systems, such as those of mice, that could target specific sites on cells to fight various human diseases
- However, mouse derived antibodies are recognized by the human body as foreign substances and may be rejected by the human immune system
- PDL's technology allows for the "humanization" of mouse derived antibodies by moving the important binding regions from the mouse antibody onto a human framework
- PDL's humanization technology is important because the humanized antibodies retain the binding and activity levels from the original mouse antibody
- PDL's technology has been incorporated into antibodies to treat cancer, eye diseases, arthritis, multiple sclerosis and other health conditions with aggregate annual sales of almost $20 billion

PDL BioPharma

2009 Performance

- **PDL is a highly profitable company with revenue in 2009 of $318 million and fewer than 10 employees**
- **PDL is domiciled in the State of Nevada where there is no state corporate income tax**
- **PDL's mission is to improve shareholder return**
  - In 2009, we paid three dividends of $0.50/share in April, $0.50/share in October and $1.67/share in December totaling $2.67
  - Our goal is to pay dividends annually and we have paid two dividends of $0.50 each/share in 2010
  - We signed one new license under the Queen et al. patents in 2009 and are seeking new licenses

PDL BioPharma

Corporate Governance

Management

- **John McLaughlin**
  President & CEO
- **Christine Larson**
  VP & CFO
- **Christopher Stone**
  VP, General Counsel & Secretary
- **Karen Wilson**
  VP of Finance

Board of Directors

- **Fred Frank**
  Lead Director
- **Jody Lindell**
- **John McLaughlin**
- **Paul Sandman**
- **Harold Selick**

Royalty Revenue

Royalty Revenue & Licensed Products


PDL Royalties by Product
($ in millions)
$350
$300
$250
$200
$150
$100
$50
$0
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Herceptin
Avastin
Lucentis
Xolair
Synagis
Tysabri
Other

PDL BioPharma

Royalties: When Licensed Product is Made or Sold

- PDL's revenues consist of royalties generated on sales of licensed products
  - Sold before the expiration of the Queen et al. patents in 2013/14

    or

  - Made prior to the expiration of the Queen et al. patents and sold anytime thereafter

Example of Antibody Bulk Manufacturing Schedule



Purification to Concentrated Bulk/Frozen
Cell Culture
Quality Release Testing
Bulk Frozen Storage
3 mos
1mo
1mo
2-18 months
1 mo
3 mos
5 mos
10 mos
15 mos
20 mos
27 mos

Example of Antibody Formulation, Fill and Finish Schedule



Thaw, Formulation & Vial Filling
Quality Release
Packaging & Quality
Inventory
½ month
1 month
½ month
2-3 months

PDL BioPharma

Genentech/Roche Royalties *

Product Made in US	
Net Sales up to $1.5 Billion	3.0%
Net Sales Between $1.5 Billion and $2.5 Billion	2.5%
Net Sales Between $2.5 Billion and $4.0 Billion	2.0%
Net Sales Over $4.0 Billion	1.0%
Product Made and Sold Ex-US	
All Sales	3.0%

** Excludes royalties for Actemra / RoActemra*

- Genentech/Roche commercialized products include Avastin, Herceptin, Lucentis and Xolair which generated $14 billion total sales in 2009
  - In 2009, only 12% of Genentech/Roche royalties were ex-US manufactured and sold products
  - Through YTD Q3-2010, 25% of Genentech/Roche sales were ex-US manufactured and sold products
- Average royalty rate on all Genentech/Roche products under Genentech license was 1.7% in 2009

PDL BioPharma

Genentech/Roche—Future Manufacturing

- Roche has begun to move some manufacturing ex-US
  - Two new plants in Singapore (CHO = antibody and e. coli = antibody fragment)
    - E. coli (Lucentis) plant will be operational in late 2010
    - Currently, all Lucentis is made in US
  - Production at Penzburg (Herceptin) and Basel (Avastin) plants
- Roche says it will complete global restructuring of manufacturing in 2010



80%
70%
60%
50%
40%
30%
20%
10%
0%
4Q09
1Q10
2Q10
3Q10
4Q09
1Q10
2Q10
3Q10
Avastin
Herceptin
Ex-US Sales
Ex-US Manufacturing & Sale

Genentech/Roche - Future Royalty Products

- In December 2008, Genentech exercised options for 4 additional antigens and extended other options paying fees of $1.8 million
- Genentech can convert the exercised options into license agreements by identifying the target antigen if certain other conditions are met
- Genentech/Roche has a number of humanized antibodies in Phase 2/3
  - ***Pertuzumab***: HER2+ breast cancer - Phase 3 started in Q1-2008
  - ***Afutuzumab (GA101)***: CLL, NHL - Phase 3 started in Q4-2009
  - ***Ocrelizumab***: Relapsing remitting multiple sclerosis Phase 2b data expected 10/2010; Phase 3 go/no-go decision 12/2010
  - ***Lebrikizumab***: Phase 2 asthma, identified by Roche as possible Phase 3 in 2010 with possible filing in 2013

PDL BioPharma

Genentech / Roche – US & EU Filings

2010	2011	2012	2013
			Avastin BC Adjuvant HER2+
		Avastin mCRC TML	**Avastin** BC Adj Triple Negative
	Avastin Ovarian Cancer 1st Line US	**Avastin** BC Adjuvant HER2-	**Herceptin** BC HER 2+ Adj 2 Year
Avastin mBC 2nd line	**Avastin** Relapsed Ovarian Cancer	**Herceptin** Subcutaneous Formulation	**Xolair** Chronic Idiopathic Urticaria
Avastin Ovarian Cancer 1st line EU	**Avastin + Herceptin** mBC HER+ 1st Line	**T-DM1** mBC HER2+ 2L	**Actemra** Early RA
Herceptin Gastric Cancer HER2+ US	**Lucentis** Diabetic Macular Edema (US)	**Actemra** sc formulation (EU)	**Lebrikizumab**[1] **(IL-13)** Asthma
Actemra sJIA	**Pertuzumab**[1] mBC HER2+ 1st Line	**Actemra** DMARD RA H2H EU	**Afutuzumab (GA101)** CLL

Legend: Avastin; Herceptin; T-DM1; Actemra; Lucentis; Xolair; Afutuzumab; Pertuzumab[1]; Lebrikizumab[1]

1. Not a licensed product

Royalty Products – Approved

PDL BioPharma

Royalty Products - Avastin

Licensee	Product	Status	Indications
Roche (Genentech)	Avastin	Approved **sBLA** Phase 3	Colorectal Cancer NSCLC Metastatic Renal Cell Glioblastoma **Metastatic Breast HER2- 1st Line** **Metastatic Breast HER2- 2nd Line** Ovarian Cancer Gastric Prostate Cancer Adjuvant settings
Ela			
Ro			

- ✓ On July 20, based on follow-up Avastin breast cancer studies that failed to show a meaningful survival benefit, the FDA's Oncology Drugs Advisory Committee recommended that first line treatment with Avastin in combination with paclitaxel for HER2- breast cancer be removed from the U.S. label for this drug.
- ✓ The timing of FDA's decision as to whether to accept the recommendation of the Advisory Committee has been extended to December 17, 2010 because Roche submitted additional data to the Agency that was not presented to the Advisory Committee.
- ✓ Based on our internal model, we estimate that in 2009, this indication represented less than 5% of total global Avastin sales or less than 2% of total PDL royalty revenue.
- ✓ On July 22, Genentech and Roche announced that they had filed with the FDA for approval of Avastin for second line treatment of HER2- breast cancer.

Royalty Products - Avastin

Licensee	Product	Status	Indications
Roche (Genentech)	**Avastin**	Approved sBLA Phase 3	Colorectal Cancer NSCLC Metastatic Renal Cell Glioblastoma Metastatic Breast HER2- 1st Line Metastatic Breast HER2- 2nd Line **Ovarian Cancer** Gastric Prostate Cancer Adjuvant settings
	Herceptin	Approved	Breast HER2+ Cancer
Ela			
Roc			

- ✓ On October 13, Roche announced that a second Phase 3 trial evaluating the use of Avastin in chemotherapy naive ovarian cancer patients showed that patients who received Avastin in combination with standard chemotherapy and then continued Avastin alone had about 27% improvement in the likelihood of living longer without the disease worsening (progression-free survival or PFS) compared to those women who received only chemotherapy, (hazard ratio = 0.79, p=<0.0010, corresponding to a 21% reduction in risk of cancer progression or death).
- ✓ In the first Phase III pivotal study of Avastin in ovarian cancer, when combined with standard chemotherapy and then continued alone, Avastin improved the likelihood of women living longer without the disease worsening by up to 54% compared to those women who received only chemotherapy (hazard ratio = 0.65, p=<0.0001).

Royalty Products - Avastin

Licensee	Product	Status	Indications
Roche (Genentech)	**Avastin**	Approved sBLA Phase 3	Colorectal Cancer NSCLC Metastatic Renal Cell Glioblastoma Metastatic Breast HER2- 1st Line Metastatic Breast HER2- 2nd Line Ovarian Cancer Gastric Prostate Cancer **Adjuvant settings**
	Herceptin	Approved	Breast HER2+ Cancer HER2+ Stomach and Gastro-Esophageal cancers
	Lucentis	Approved	AMD
Ela			
Roche (Chugai)	Actemra	Approved	Rheumatoid Arthritis

✓ On September 18, Roche announced that a Phase 3 trial evaluating the use of Avastin plus chemotherapy in the adjuvant treatment (immediately after surgery) of early-stage colon cancer did not meet its primary endpoint of improving disease-free survival in stage III colon cancer.

Royalty Products - Herceptin

Licensee	Product	Status	Indications
Roche (Genentech)	Avastin	Approved sBLA Phase 3	Colorectal Cancer NSCLC Metastatic Renal Cell Glioblastoma Metastatic Breast HER2- 1st Line Metastatic Breast HER2- 2nd Line Ovarian Cancer Gastric Prostate Cancer Adjuvant settings
	Herceptin	Approved **Approved**	Breast HER2+ Cancer **HER2+ Stomach and Gastro-Esophageal cancers**
	Lucentis	Approved Approved Phase 3	AMD RVO DME
	Xolair	Approved	Moderate-Severe Asthma
Ela			
Roc			

- ✓ On October 20, Herceptin was approved by FDA for first line treatment of HER2+ stomach or gastro-esophageal junction cancers.
- ✓ On January 28, Roche announced EU approval for the use of Herceptin first line treatment of HER-2+ stomach or gastro-esophageal junction cancers.

Royalty Products - Lucentis

Licensee	Product	Status	Indications
Roche (Genentech)	Avastin	Approved sBLA Phase 3	Colorectal Cancer NSCLC Metastatic Renal Cell Glioblastoma Metastatic Breast HER2- 1st Line Metastatic Breast HER2- 2nd Line Ovarian Cancer Gastric Prostate Cancer Adjuvant settings
	Herceptin	Approved	Breast HER2+ Cancer HER2+ Stomach and Gastro-Esophageal cancers
	Lucentis	Approved **Approved** Phase 3	AMD **RVO** DME
	Xolair	Approved sBLA	Moderate-Severe Asthma Pediatric Asthma
Elan	Tysabri	Approved	Multiple Sclerosis
Ro			

✓ On June 22, Genentech announced that FDA approved Lucentis for the treatment of macular edema following retinal vein occlusion (RVO).

Royalty Products - Lucentis

- ✓ On April 27, NIH's National Eye Institute published data from a Phase 3 trial of laser therapy with or without Lucentis or a corticosteroid in patients with diabetic macular edema (DME) that showed eyes treated with Lucentis plus laser therapy had a significant improvement in the one-year best corrected visual acuity (BCVA) score from baseline vs. laser therapy alone ($p<0.001$).
- ✓ Given these results, many clinicians are expecting off-label use in this setting prior to approval.

Licensee	Product	Status	Indications
Roche (Genentech)	Avastin	Approved	Colorectal Cancer
	Lucentis	Approved Approved **Phase 3**	AMD RVO **DME**
	Xolair	Approved sBLA	Moderate-Severe Asthma Pediatric Asthma
Elan	Tysabri	Approved	Multiple Sclerosis
Roche (Chugai)	Actemra	Approved	Rheumatoid Arthritis

Royalty Products - Lucentis

Licensee	Product	Status	Indications
Roche			
	Lucentis	Approved Approved **Phase 3**	AMD RVO **DME**
	Xolair	Approved sBLA	Moderate-Severe Asthma Pediatric Asthma
Elan	Tysabri	Approved	Multiple Sclerosis
Roche (Chugai)	Actemra	Approved	Rheumatoid Arthritis

- ✓ On May 24, Novartis and Genentech reported that Phase 3 trial investigating Lucentis with and without laser therapy as a treatment for diabetic macular edema met the primary endpoint of significantly improved best-corrected visual acuity (BCVA) score from baseline to 12 months vs. laser therapy alone ($p<0.0001$ for both).
- ✓ Specifically, Lucentis with and without laser therapy led to mean gains from baseline in BCVA score of 5.9 and 6.1 letters, respectively, versus 0.8 letters for laser therapy alone.
- ✓ Additionally, 43% and 37% of patients treated with Lucentis with and without laser therapy, respectively, had improved vision by at least 10 letters on the study eye chart versus16% for laser therapy alone.

Royalty Products - Lucentis

Licensee	Product	Status	Indications
Roche (Genentech)	Avastin	Approved	Colorectal Cancer NSCLC Metastatic Renal Cell Glioblastoma
	Herceptin	Approved	Breast HER2+ Cancer HER2+ Stomach and Gastro-Esophageal cancers
	Lucentis	Approved Approved **Phase 3**	AMD RVO **DME**
	Xolair	Approved sBLA	Moderate-Severe Asthma Pediatric Asthma
Elan	Tysabri	Approved	Multiple Sclerosis
Roche (Chugai)	Actemra	Approved	Rheumatoid Arthritis

✓ On October 22, the Committee for Medicinal Products for Human Use (CHMP) in Europe issued a positive opinion for Lucentis for the treatment of patients with visual impairment due to diabetic macular edema.

Royalty Products - Tysabri

- ✓ Biogen Idec and Élan reported preliminary data from serum samples of Tysabri-treated patients analyzed by the partners' anti-JC virus (JCV) antibody assay to detect anti-JCV antibodies, which are believed to be a risk factor for developing progressive multifocal leukoencephalopathy (PML).
  - An analysis of 831 serum samples from patients with relapsing MS enrolled in the open-label, STRATA study of Tysabri showed that anti-JCV antibodies were detected in 53.6% of patients using the anti-JCV antibody assay
  - In serum samples from 17 Tysabri-treated patients who were later diagnosed with PML, the assay showed that all patients were anti-JCV antibody positive prior to the onset of PML.
- ✓ On October 20, Biogen Idec disclosed that the total number of PML cases increased from 68 to 70.

			...ers
		Approved Phase 3	RVO DME
	Xolair	Approved sBLA	Moderate-Severe Asthma Pediatric Asthma
Elan	**Tysabri**	**Approved**	**Multiple Sclerosis**
Roche (Chugai)	Actemra	Approved	Rheumatoid Arthritis

Royalty Products - Actemra

- ✓ On March 16, Genentech announced that sBLA had been submitted to FDA to include claims for the prevention of structural joint damage (as assessed by radiograph) and improvement in physical function in adults with moderately to severely active RA.
- ✓ On April 23, Roche announced that RoActemra has received a recommendation for approval from the European Medicines Agency (EMA) to extend its indication to reduce the rate of progression of joint damage and improve physical function in patients with rheumatoid arthritis (RA), when given in combination with methotrexate.
- ✓ On June 18, Roche reported Phase 3 data in patient with systemic juvenile idiopathic arthritis (sJIA) that showed, following three months of treatment, 85% of patients achieved 30% improvement in symptoms of sJIA and absence of fever, compared to 24% of patients receiving placebo, and that 70% achieved ACR70 and 37% achieved ACR90.
- ✓ On October 18, Roche announced that it had filed a sBLA with FDA and an Accelerated Assessment application to the EMA to expand Actemra's to include the treatment of sJIA.

			rs
	Xolair	Approved sBLA	Moderate-Severe Asthma Pediatric Asthma
Elan	Tysabri	Approved	Multiple Sclerosis
Roche (Chugai)	**Actemra**	**Approved**	**Rheumatoid Arthritis**

Future Royalty Products – Development Stage

PDL BioPharma

Future Royalty Products – T-DM1

Licensee	Product	Status	Indications
Roche (Genentech)	**Trastuzumab-DM1**	**Phase 2 & 3**	**Breast HER2+ Cancer**
	Ocrelizumab	Phase 2b	Relapsing Remitting Multiple Sclerosis
	Pertuzumab	Phase 3	Metastatic HER2+ Breast Cancer
Roche	Afutuzumab	Phase 3	Chronic Lymphocytic Leukemia
Elan/J&J/Pfizer	Bapineuzumab	Phase 3	Alzheimer's Disease
Lilly	Solanezumab	Phase 3	Alzheimer's Disease
Merc			
Abbo			
Eisa			

- ✓ On August 27, FDA refused to file a BLA for third line treatment of metastatic HER2+ breast cancer stating that accelerated approval was inappropriate because patients in the Phase 2 trial supporting the filing had not exhausted all other approved treatment options.
- ✓ Genentech said that it will complete an on-going Phase 3 trial in second line patients and seek approval for this indication in mid-2012.
- ✓ On October 13, Roche announced preliminary, six month results from a Phase 3 trial in second line HER2+ breast cancer patients which showed that 48 percent of women treated with T-DM1 had their tumors shrink compared with 41 percent of those taking the combination of Herceptin and Taxotere.
  - ✓ Among the women taking the standard therapy, 75 percent had side effects of grade 3 or higher on a 5-point scale, compared with 37 percent of those getting T-DM1.

Licensed | Unlicensed

Future Royalty Products - Ocrelizumab

Licensee	Product	Status	Indications
Roche (Genentech)	Trastuzumab-DM1	Phase 2 & 3	Breast HER2+ Cancer
	Ocrelizumab	**Phase 2b**	**Relapsing Remitting Multiple Sclerosis**
	Pertuzumab	Phase 3	Metastatic HER2+ Breast Cancer
Ro			
Ela			
Lil			
Me			
Ab			
Eis			

✓ On October 15, Genentech announced that 24-week results from a Phase 2 study of ocrelizumab in patients with relapsing-remitting multiple sclerosis demonstrated a significant reduction in disease activity as measured by brain lesions and relapse rate.

- Reductions in total number of brain lesions detected by MRI scans, the primary endpoint, were highly significant at 96% for 2000 mg ocrelizumab and 89% for 600 mg ocrelizumab compared to placebo.
- Annualized relapse rate was significantly lowered versus placebo with a reduction of 73% for ocrelizumab 2000 mg and 80% for ocrelizumab 600 mg.

✓ On October 21, Roche and Biogen Idec announced that the parties had amended their anti-CD20 antibody agreement so that Roche has full responsibility for the development and commercialization of ocrelizumab in return for tiered royalties of 13.5-24% on its U.S. sales.

- The amendment resolves a long standing dispute between the parties regarding the development of ocrelizumab for multiple sclerosis.

Licensed **Unlicensed**

Future Royalty Products - Pertuzumab

Licensee	Product	Status	Indications
Roche (Genentech)	Trastuzumab-DM1	Phase 2 & 3	Breast HER2+ Cancer
	Ocrelizumab	Phase 2b	Relapsing Remitting Multiple Sclerosis
	Pertuzumab	**Phase 3**	**Metastatic HER2+ Breast Cancer**
Roche	Afutuzumab	Phase 3	Chronic Lymphocytic Leukemia
Elan/J&J/Pfizer	Bapineuzumab	Phase 3	Alzheimer's Disease
Lilly	Solanezumab	Phase 3	Alzheimer's Disease
	Teplizumab	Phase 3	Newly Diagnosed Type 1 Diabetes
Merck	Datoluzumab	Phase 2	Metastatic Colorectal Cancer
Abbott/Biogen Idec	Daclizumab	Phase 3	Relapsing Remitting Multiple Sclerosis
Eisai	Farletuzumab	Phase 3	Ovarian Cancer

- ✓ Pertuzumab prevents dimerization of the HER1, HER2, HER3 and HER4.
- ✓ Phase 3 studying pertuzumab + Herceptin in metastatic first line HER2+ breast cancer initiated in late 2008.
- ✓ Roche expects a global regulatory filing of pertuzumab based on the this study at the end of 2011.

Licensed Unlicensed

Future Royalty Products - Afutuzumab

Licensee	Product	Status	Indications
Roche (Genentech)	Trastuzumab-DM1	Phase 2 & 3	Breast HER2+ Cancer
	Ocrelizumab	Phase 2b	Relapsing Remitting Multiple Sclerosis
	Pertuzumab	Phase 3	Metastatic HER2+ Breast Cancer
Roche	**Afutuzumab**	**Phase 3**	**Chronic Lymphocytic Leukemia** **Non-Hodgkin's Lymphoma**
Elan/J&J/Pfizer	Bapineuzumab	Phase 3	Alzheimer's Disease
Lilly	Solanezumab	Phase 3	Alzheimer's Disease
	Teplizumab	Phase 3	Newly Diagnosed Type 1 Diabetes
Merck	Datoluzumab	Phase 2	Metastatic Colorectal Cancer
Abbott/Biogen Idec	Daclizumab	Phase 3	Relapsing Remitting Multiple Sclerosis
Ei			

- ✓ On October 21, Roche and Biogen Idec announced that the parties had amended their anti-CD20 antibody agreement such that Biogen Idec will increase its share of development expenses from 30% to 35% and be eligible for 35%-39% of the profits.
- ✓ As noted earlier, this amendment was one of a series of changes to resolves a long standing dispute between the parties.

Licensed | Unlicensed

Future Royalty Products - Bapineuzumab

Licensee	Product	Status	Indications
Roche (Genentech)	Trastuzumab-DM1	Phase 2 & 3	Breast HER2+ Cancer
	Ocrelizumab	Phase 2b	Relapsing Remitting Multiple Sclerosis
	Pertuzumab	Phase 3	Metastatic HER2+ Breast Cancer
Roche	Afutuzumab	Phase 3	Chronic Lymphocytic Leukemia Non-Hodgkin's Lymphoma
Elan/J&J/Pfizer	**Bapineuzumab**	**Phase 3**	**Alzheimer's Disease**
Lilly	Solanezumab	Phase 3	Alzheimer's Disease
	Teplizumab	Phase 3	Newly Diagnosed Type 1 Diabetes
Merck	Datoluzumab	Phase 2	Metastatic Colorectal Cancer
Abbott/Biogen Idec	Daclizumab	Phase 3	Relapsing Remitting Multiple Sclerosis
Ei			

✓ On October 19, J&J announced that enrollment in the main study of the Phase III trials for bapineuzumab is essentially complete, and they continue to enroll in the biomarker sub-studies.

Licensed Unlicensed

Future Royalty Products - Teplizumab

Licensee	Product	Status	Indications
Roche (Genentech)	Trastuzumab-DM1	Phase 2 & 3	Breast HER2+ Cancer
	Ocrelizumab	Phase 2b	Relapsing Remitting Multiple Sclerosis
	Pertuzumab	Phase 3	Metastatic HER2+ Breast Cancer
Roche	Afutuzumab	Phase 3	Chronic Lymphocytic Leukemia
Elan/J&J/Pfizer	Bapineuzumab	Phase 3	Alzheimer's Disease
Lilly	Solanezumab	Phase 3	Alzheimer's Disease
	Teplizumab	**Phase 3**	**Newly Diagnosed Type 1 Diabetes**
Merck	Datoluzumab	Phase 2	Metastatic Colorectal Cancer
Abbott/Biogen Idec	Daclizumab	Phase 3	Relapsing Remitting Multiple Sclerosis
Eisai	Farletuzumab	Phase 3	Ovarian Cancer

- ✓ On October 20, Eli Lilly and Macrogenics announced that the primary endpoint of the Phase 3 study investigating teplizumab for the treatment of patients with recently diagnosed type 1 diabetes was not met.
  - ✓ The primary endpoint was a composite of a patient's total daily insulin usage and HbA1c level at 12 months.
  - ✓ The companies have suspended enrollment and dosing in other trials
  - ✓ The companies are reviewing the data to determine the future of the program.

Licensed Unlicensed

Debt

Summary of Debt Reductions and Modifications

	Debt Outstanding	
	12/31/2009	11/1/2010
2.75% Convertible Debt		
Put August 2010	$ 200,000	$ -
2.00% Convertible Debt		
Due February 2012	228,000	136,000
10.25% Securitization Note		
Anticipated Maturity September 2012	300,000	225,000
2.875% Convertible Debt		
Due February 2015	-	180,000
Total Debt	$ 728,000	$ 541,000

(thousands)

PDL BioPharma

$316 Million Convertible Debt

- **$250 million 2.00% convertible senior notes due February 2012; current principal balance of $136 million**
  - Repurchased $22 million in 2009 and exchanged $92 million for new 2015 Notes in October 2010
  - Conversion rate is 140.571 shares / $1,000 face amount ($7.11/share)
  - Current dilution is 19.1 million shares on an "as converted" basis
  - Price as of October 28 was ~ 97.750 - 98.250 vs. 5.18 stock price
- **$180 million 2.875% convertible senior notes due February 2015**
  - Conversion rate is 140.571 shares / $1,000 face amount ($7.11/share)
  - Current dilution is 25.3 million shares on an "as converted" basis
- **$250 million 2.75% convertible subordinated notes due August 2023; current principal balance $0 million**
  - Repurchased $50 million in 2009 and $84 million in Q2-2010
  - In Q3-2010, converted $111.7 million for 20 million shares & retired $4.2 million
  - As of September 30, 2010, 2023 Notes have been fully retired

PDL BioPharma

$300 Million Securitization Note

- **$300 million 10.25% note; current principal balance of $225 million**
  - Approximately 40% of Genentech royalties dedicated to quarterly principal and interest payments; principal repayment fluctuates in relation to royalties received
  - Anticipated final maturity is Q3-2012; legal maturity is March 2015
  - Repaid $75 million through September 15, 2010
  - After final maturity, securitized Genentech royalties to be retained by PDL
  - Distributed $200 million of proceeds as special dividend of $1.67/share in December 2009

PDL BioPharma

Legal Matters

PDL BioPharma

Genentech Communication

- **On August 11th, PDL received a fax from Genentech on behalf of Roche and Novartis asserting that Avastin, Herceptin, Lucentis and Xolair do not infringe PDL's supplementary protection certificates (SPC's) and seeking a response from PDL**
  - SPC's are the European equivalent of a patent extension and issued on a country-by-country basis for each product
  - SPC's cover a specific product by generic name (e.g. trastuzumab for Herceptin)
- **PDL responded on August 31st that Genentech's assertions were without merit, that we disagreed with their assertions of non-infringement and cautioned that Genentech had waived its rights to challenge our patents, including SPC's**
  - There have been discussions among the parties
- **PDL filed suit against Genentech in Nevada state court in Nevada to enforce our rights under the 2003 Settlement Agreement**

PDL BioPharma

MedImmune and Other Legal Matters

- **MedImmune**
  - In 2008, MEDI initiated litigation seeking declaratory judgment of patent invalidity and non-infringement and a lower royalty rate based on its "most favored licensee" (MFL) rights
    - PDL believes that it has no obligation to offer a lower royalty rate to MEDI under the MFL clause
  - PDL is suing MEDI for:
    - Breach of contract for recovery of underpayments
    - Patent infringement because PDL has cancelled MEDI's license agreement due to its failure to pay all royalties due
    - MedImmune also blocked PDL's exercise of its audit rights
  - Single claim in MEDI litigation does not cover currently marketed Genentech/Roche products
  - Trial starts in January 2011
- **US Patent Interference**
  - US Patent Office has declared two interference proceedings between certain claims of two U.S. Queen et al. patents and pending claims of two Adair et al. patent applications
- **European Patent Office Opposition**
  - In 2007, the opposition division of the EPO held that claims of our patent were valid
  - Three parties have appealed that determination
  - Hearing of the appeal starts in February 2011

PDL BioPharma

Optimizing Stockholder Return

PDL BioPharma

Optimizing Stockholder Return

- **Continuously evaluating alternatives**
  - Dividends
  - Convertible note buyback / restructure
  - Share repurchase
  - Company sale
  - Purchase of commercial stage, royalty generating assets
  - Do not expect to securitize any more assets in 2010

PDL BioPharma

Investment Rationale

- **Strong revenue growth from approved products**
- **Potential for additional indications from existing products, new product approvals and purchase of new royalty assets**
- **Significantly reduced expenses with no R&D burn**
- **Liquidity - volume averages 3 million shares / day**
- **Return to stockholders**
  - Declared three special cash dividends totaling $2.67/share in 2009
  - Paid special cash dividend of $0.50/share on April 1st and $0.50/share on October 1st in 2010

PDL BioPharma